                          WASHINGTON CENTRE SHOPS, L.P.
                         PORT RICHMOND ASSOCIATES, LLC
                              ACADEMY STORE, L.P.
                           GREENTREE ROAD LAND, INC.
                            2900 WESTCHESTER AVENUE
                            PURCHASE, NEW YORK 10577


                                                   July 12, 2001

VIA FEDERAL EXPRESS
(next business day delivery)
----------------------------

Cedar Income Fund Partnership, L.P.
44 South Bayles Avenue
Port Washington, New York 11050
Attn: Leo S. Ullman

                        Re: Agreement of Sale dated as of May 15, 2001 for properties in Philadelphia, Pennsylvania and Sewell, New Jersey (the "Agreement")
                             ---------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 2.2(b) of the Agreement, this letter serves as Seller's written notice to Purchaser of Seller's electon to extend the Closing Date to 10:00 a.m. on Thursday, August 16, 2001, during which time Seller shall seek to obtain additional Tenant Estoppels from Tenants.

         Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them, respectively, in the Agreement.


                                               Very truly yours,

                                               WASHINGTON CENTRE SHOPS, L.P.,
                                               By: Washington Centre Land, Inc.,
                                               its sole general partner
                                               PORT RICHMOND ASSOCIATES, LLC
                                               By: Port Richmond Land, inc.,
                                               its managing member
                                               ACADEMY STORE, L.P.
                                               By: Academy Land, Inc.,
                                               its sole general partner

                                               By: /s/ Andrew B. Hascoe
                                                   -------------------------
                                               Name: Andrew B. Hascoe
                                               Title: President


cc:  Cedar Bay Realty Advisors, Inc.
     44 South Bayles Avenue
     Port Washington, New York 11050
     Attn: Stuart H. Widowski, Esq.
     (via Federal Express; next business day delivery)

     Pryor Cashman Sherman & Flynn LLP
     410 Park Avenue
     New York, New York 10022
     Attn: Ronald B. Kremnitzer, Esq.
     (via Federal Express; next business day delivery)